UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 4, 2025
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MPLX LP
(Exact name of registrant as specified in its charter)
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Delaware	001-35714	27-0005456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Hardin Street, Findlay, Ohio 45840
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (419) 422-2121
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partnership Interests	MPLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02	Results of Operations and Financial Condition
On February 4, 2025, MPLX LP issued a press release announcing its financial results for the quarter and year ended December 31, 2024. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
In the fourth quarter of 2024, MPLX renamed and modified the composition of its segments. As a result, the Logistics and Storage segment was renamed the Crude Oil and Products Logistics segment, and the Gathering and Processing segment was renamed the Natural Gas and NGL Services segment. With this change, certain equity method investments serving natural gas and NGL customers were moved from the Crude Oil and Products Logistics segment to the Natural Gas and NGL Services segment.
The segment realignment has no impact on MPLX’s historical consolidated balance sheet, income statement or cash flows. To provide historical segment information on a basis consistent with its new reporting structure, MPLX has recast certain historical segment information. The recasted segment information can be found under the “Quarterly Investor Packet” tab on the Investors page of the MPLX website at https://www.mplx.com.
Information in this Item 2.02 and Exhibit 99.1 of Item 9.01 below shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such a filing.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued by MPLX LP on February 4, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPLX LP

	By:	MPLX GP LLC, its General Partner

Date: February 4, 2025	By:	/s/ C. Kristopher Hagedorn
Name: C. Kristopher Hagedorn
Title: Executive Vice President and Chief Financial Officer